FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) November 21, 2005
                                                         ----------------

                  BOULDER CAPITAL OPPORTUNITIES II, INC.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


      Colorado                0-21847                   84-1356598
 ---------------           ----------            --------------------------
   (State or other           (Commission           (IRS Employer File Number)
   jurisdiction of           File No.)
incorporation)


              P.O. Box 12483 Chandler, Arizona 85248
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                  (480)792-6603
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


References in this document to "us," "we," or "the Company" refer to Boulder Capital Opportunities II, Inc.

Item 4.01  Changes in Registrant's Certifying Accountant.

On June 1, 2005, our Board of Directors voted to change our Certifying Accountants from Michael Johnson & Co., LLC. to Jaspers + Hall, P.C. The firm of Michael Johnson & Co, LLC was dismissed as of June 1, 2005. As of that date, Jaspers + Hall, P.C. formally accepted us as a client for the fiscal 2005 audit. Michael Johnson & Co., LLC. has rendered opinions on our audits for the past two years. The change in Certifying Accountants was made because the firm of Michael Johnson & Co, LLC no longer practices in this area.

There were no disagreements between us and Michael Johnson & Co., LLC. with respect to our accounting principals or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Michael Johnson & Co., LLC. for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. We have authorized Michael Johnson & Co., LLC. to respond fully to inquiries of Jaspers + Hall, P.C. concerning our financial statements.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         BOULDER CAPITAL OPPORTUNITIES, II, INC.


Date: November 21, 2005
                                         By  /s/ Michael Delaney
                                             -----------------------------------
                                             Michael Delaney, President